PEAPACK-GLADSTONE FINANCIAL CORPORATION
POWER OF ATTORNEY
FORM S-8

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frank A. Kissel and Arthur F. Birmingham, or either of them, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective) to this Registration Statement on Form S-8 of Peapack-Gladstone Financial Corporation (SEC file No. _________________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/	FRANK A. KISSEL —————————— Frank A. Kissel	Chairman, Chief Executive Officer and Director (Principal Executive Officer)	April 23, 2002

/s/	ARTHUR F. BIRMINGHAM —————————— Arthur F. Birmingham	Executive Vice President and Chief Financial Officer	April 23, 2002

/s/	ANTHONY J. CONSI, II —————————— Anthony J. Consi, II	Director	April 23, 2002

/s/	PAMELA HILL —————————— Pamela Hill	Director	April 23, 2002

/s/	T. LEONARD HILL —————————— T. Leonard Hill	Director	April 23, 2002

/s/	—————————— John D. Kissel	Director	April __, 2002

/s/	JAMES R. LAMB —————————— James R. Lamb	Director	April 23, 2002

/s/	—————————— George R. Layton	Director	April __, 2002

/s/	EDWARD A. MERTON —————————— Edward A. Merton	Director	April 23, 2002

/s/	—————————— F. Duffield Meyercord	Director	April __, 2002

/s/	JOHN R. MULCAHY —————————— John R. Mulcahy	Director	April 23, 2002

/s/	ROBERT M. ROGERS —————————— Robert M. Rogers	President, Chief Operating Officer and Director	April 23, 2002

/s/	PHILIP W. SMITH III —————————— Philip w. Smith III	Director	April 23, 2002

/s/	CRAIG C. SPENGENMAN —————————— Craig C. Spengeman	Director	April 23, 2002

/s/	JACK D. STINE —————————— Jack D. Stine	Director	April 23, 2002